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                                                                      EXHIBIT 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



David G. Baker, President and Chief Executive Officer and Nandini S. Mallya, Interim Chief Financial Officer of Lincoln Park Bancorp (the "Company"), each certify in their capacity as an officer of the Company that they have reviewed the amended Annual Report of the Company on Form 10-KSB/A for the year ended December 31, 2005 and that to the best of their knowledge:

1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.





October 30, 2006                      /s/ David G. Baker
                                      ---------------------------------------
Date                                  David G. Baker
                                      President and Chief Executive Officer

October 30, 2006                      /s/ Nandini S. Mallya
                                      ---------------------------------------
Date                                  Nandini S. Mallya
                                      Interim Chief Financial Officer